UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2010

Zolon Corporation
(Exact name of registrant as specified in its charter)

Florida
(State or Other Jurisdiction of Incorporation)

033-42498	65-0254624
(Commission File Number)	(IRS Employer Identification Number)

2650 Biscayne Boulevard, Miami, Florida 33137
(Address of principal executive offices)

(305) 937-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01. Other Events. Adoption of New Business Model.

BUSINESS MODEL

History of the Company.  Zolon Corporation (the “Company” or “Zolon Corporation”) was incorporated by the Florida Department of State on May 9, 1990 as Sun Express Group, Inc. for the purpose of obtaining air carrier certification. The Company’s Board of Directors elected in July, 1993 to suspend certification efforts, dispose of or abandon existing assets and seek settlement of existing indebtedness.  In July 1994, the Company completed a sale of its assets to Conquest Sun Airlines Corp. and Air Tran, Inc. (a spin-off subsidiary of Conquest Sun Airlines Corp.)  The Company remained dormant until August, 2001 when the Company became involved in the motion picture industry and changed its name to Sun Network Group, Inc.  In June, 2005 current management completed a reverse acquisition with the Company, changed our business focus to emerging technologies, replaced prior management and changed the Company’s name to Aventura VoIP Networks, Inc.  In October, 2005 the Company merged with Aventura Holdings, Inc. and adopted its name.  On December 24, 2009 the Company changed its name to Zolon Corporation.  The common stock for the Company is presently listed on the OTC Bulletin Board under the symbol “ZLON.”

The Company had previously been involved in the implementation of certain technologies using internet connectivity.  Specifically, this included the development of technology for security services and closed-circuit monitoring with distribution through the internet.  This market has become increasingly competitive and, as a result, the Company has become less profitable.  While the consulting market appears vibrant, the development of technology for sale is difficult due to pricing pressure.  The ownership of technology is subject to the shift in the market to pricing based on the “commoditization” of such technology.  Management has seen the shift towards broadening the offerings and selling solutions that are bundled with technology. Launching additional Information Technology (IT) services and IT-enabled services (ITES) is  the best way to maintain value for shareholders.  In order to enter the market, the Company has decided to pursue certain strategic relationships and acquisitions which management feels will minimize the risk of adopting this new business plan.  Nevertheless, this is a new market segment for the Company and should be considered a material change.  As part of this report, certain risks are disclosed which Management considers to be most relevant to the change in business strategy but there may be additional unforeseen risks associated with the Company’s decision to enter this market segment.

New Business Strategy.  Zolon Corporation plans to expand its focus in the IT and ITES market segments through a series of strategic business combinations. The Company intends to establish a full spectrum of IT services that include consulting, products and solutions specific to Health Care, Telecommunications and Financial Services industries.  To implement this new strategy, the Company has begun discusses with certain individuals that bring significant existing experience and relationships in the chosen vertical segments to join the management team and/or participate in some advisory capacity at various levels.

Many US corporations have deferred upgrading and implementing IT infrastructure projects during the most-recent economic downturn.  As a result, Zolon believes that there is a pent-up demand for IT services that include consulting and implementation to help these clients remain efficient and competitive during the recovery time.  The Company believes the best way to accomplish its strategic goals will be to initially seek to establish an IT services company platform by acquiring a set of profitable assets with history, track record and satisfied client base. After building the initial platform to launch the new business plan, the Company believes that it will be able to rapidly grow in targeted sectors by attracting additional assets to the Company with subsequent acquisitions. The Company intends to exploit current market conditions where many small and medium size IT services companies (with revenues in the range of $5mm to $50mm), both public and privately held, with “marquee” client relationships would fit with the Company’s strategic consolidation initiative. The Company has identified and begun negotiations with several targets that qualify for Zolon’s criteria for acquisition and business combination.

Following acquisition of the projected assets and their integration, the Company intends to focus on organic growth both in adding additional revenue from existing clients and also adding new clients.

New Principal Business.  Ultimately, the Company believes that it limit all future development and sales of security hardware and focus its efforts as a provider of IT services  The Company intends to provide its services primarily to enterprises engaged in the Financial Services, Health Care and Telecom sectors and a service portfolio comprising, but not limited to

•	IT Consulting,
•	Managed Services,
•	Software Product Architecture,
•	Development,
•	Maintenance and Outsourcing, and
•	specific industry-focused Software Products and/or Technology

Competition.  We currently operate in industries, which are highly competitive and dependent upon our ability to purchase intellectual property and attract qualified personnel to develop cutting-edge technology and graphical user interfaces for our products. The market includes a large number of well-capitalized competitors that have extensive experience, established distribution channels and facilities.  Additionally, most of our competitors have greater resources than us.

Based on a shift in the Company’s focus, we recognize additional competition will come with the new market segments.  The IT services market has a large number of participants and has segmented themselves into several sectors, which include Professional Services, Consulting, Application Software, Contract Programming and Equipment companies to name just a few.  Our direct competitors include, among others, many Tier 1 service providers such as Accenture, IBM Global Services, Cap Gemini at the global level and numerous small and boutique consulting shops at the local level.  Some of the key principal competitive factors affecting our market sectors are:

•	Size and strength of balance sheet
•	Credibility and Performance,
•	Track record and Reliability,
•	Quality of Personnel, and
•	Competitive Pricing.

As a result of the company’s ability to be selective in their acquisition targets, we believe that the Company will be able to build a scalable yet robust platform that allows the Company to be responsive to the needs of its customers with quality services with competitive pricing, a well developed recruiting and retention model that  ultimately provides a successful delivery to the customers.

Seasonality.  We do not expect our operations to be impacted significantly from quarter to quarter by actual or threatened severe weather events and other factors unrelated to weather conditions, such as changing economic conditions.

RISK FACTORS

An investment in or ownership of the stock of the Company is highly speculative and involves a high degree of risk.  As the Company is shifting its business plan, we believe it is appropriate to disclose certain risk factors but additional risks, not discussed below may also be present or may arise as a result of this shift.  This discussion of risks, while limited in scope, is intended to clarify certain risks associated with the decision to adopt a new market strategy or business plan.

RISKS ASSOCIATED WITH MARKET SEGMENTS IN WHICH WE INTEND TO COMPETE

We depend on market acceptance to sell our services and solutions, which have not been proven, and a lack of acceptance would depress our sales.

We will be confronted by competition from entities having substantially greater resources and experience.

Other entities and individuals compete for investments similar to those proposed to be made by the Company, many of whom will have greater financial and management resources than the Company.   Furthermore, the Company must comply with provisions of the 1940 Act pertaining to BDCs and, if the Company qualifies as a RIC, provisions of the Internal Revenue Code pertaining to RICs might restrict the Company's flexibility as compared with its competitors.   The need to compete for investment opportunities may make it necessary for us to offer portfolio companies more attractive transaction terms than otherwise might be the case.   These factors may prevent us from ever becoming profitable.

The markets in which we operate are highly competitive and we may be unable to compete successfully.

The market for our solutions and related services, in general, is highly competitive. Additionally, some of our principal competitors may have significantly greater resources and larger customer bases than we do. We have seen evidence of price reductions by some of our competitors and expect to continue to see such behavior in the future, which, if we are required to match such discounting, will adversely affect our gross margins and results of operations. We believe we can manage our costs, however, there can be no assurance that we will be successful.

Unfavorable economic and market conditions and reduced IT spending may lead to a decreased demand for our solutions and services and may harm our business, financial condition and results of operations.

We are subject to the effects of general global, economic and market conditions. Recent events in the financial market may have an impact on our business. To the extent that our business suffers as a result of such unfavorable economic and market conditions, our operating results may be materially adversely affected. In particular, many enterprises may reduce spending in connection with security.  Budgets for IT-related expenditures are often cyclical in nature, with generally higher budgets in times of improving economic conditions and lower budgets in times of economic slowdowns. In addition, even at times when budgets for technology-related capital expenditures are relatively high, our clients may, due to imminent regulatory or operational deadlines or objectives or for other reasons, prioritize other expenditures over the solutions that we offer.

Customer purchase decisions may be significantly affected by a variety of factors, including trends in spending for IT, market competition, capital expenditure prioritization, budgeting and the viability or announcement of alternative technologies. Furthermore, even when IT is a priority, prospective customers that made significant investments in other solutions would incur significant costs in switching to solutions and services such as ours. If these industry-wide conditions exist, they may have a material adverse impact on our business, financial condition and results of operations.

The market segments in which the Company intends to focus are subject to macro and micro trends in business, finance, politics, and law.

The Company’s potential customers are located both nationwide and potentially internationally. Future unfavorable economic conditions, including those resulting from further or protracted economic instability or down turns cannot be estimated at this time due to the uncertainties associated with such economic conditions, and the extent to which the sale of Company services or solutions will be affected thereby.

We may be unable to develop strategic alliances and marketing partnerships for the sale of our services to multinational companies, which may limit our ability to successfully market and sell these products.

We believe that developing marketing partnerships and strategic alliances is an important factor in our success in marketing our video platforms and applications and in penetrating new markets for such products. However, we have only recently started to develop a number of strategic alliances for marketing and distribution. We cannot assure you that we will be able to develop such partnerships or strategic alliances on terms that are favorable to us, if at all. Failure to develop such arrangements that are satisfactory to us may limit our ability to successfully market and sell our video platforms and applications and may have a negative impact on our business and results of operations.

We face risks relating to large projects in the market segment.

Some of the customer projects for which we offer our services and related solutions are growing in size. The larger and more complex such projects are, the greater the risks associated with such projects. These risks may include our exposure to penalties and liabilities resulting from a breach of contract, our ability to fully integrate our services or solutions with third party products and complex environments, and our dependency upon subcontractors for the successful and timely completion of such projects. Also, we may be held liable for the failure of our subcontractors, from whom we may have no recourse. In addition, there may be more fluctuations in cash collection and revenue recognition with respect to such projects.

RISKS ASSOCIATED WITH OPERATIONS AND SALES GENERALLY

If we lose our key personnel or cannot recruit additional personnel, our business may suffer.

If our growth continues, we will be required to hire and integrate new employees. Recruiting and retaining qualified personnel to perform services and deliver solutions, as well as qualified personnel to market and sell those services and solutions are critical to our success. There can be no assurance that we will be able to successfully recruit and integrate new employees. There is often intense competition to recruit highly skilled employees in the industries comprises our market focuses. An inability to attract and retain highly qualified employees may have an adverse effect on our ability to develop new products and enhancements for existing products and to successfully market such products, all of which would likely have a material adverse effect on our results of operations and financial position. Our success also depends, to a significant extent, upon the continued service of our CEO and senior management, the loss of whom could materially adversely affect our business, financial condition and results of operations.

Operating internationally exposes us to additional and unpredictable risks.

We will sell our services and solutions throughout the world and intend to penetrate international markets. A number of risks are inherent in international transactions. Our future results could be materially adversely affected by a variety of factors including changes in exchange rates, general economic conditions, regulatory requirements, tax structures or changes in tax laws, and longer payment cycles. International sales and operations may be limited or disrupted by the imposition of governmental controls and regulations, export license requirements, political instability, trade restrictions, changes in tariffs and difficulties in managing international operations. We cannot assure you that one or more of these factors will not have a material adverse effect on our international operations and, consequently, on our business, financial condition and results of operations.

We face risks relating to government contracts.

We intend to sell our products to, among other customers, governments and governmental entities. These sales are subject to special risks, such as delays in funding, termination of contracts or sub-contracts at the convenience of the government, termination, reduction or modification of contracts or sub-contracts in the event of changes in the government’s policies or as a result of budgetary constraints, and increased or unexpected costs resulting in losses or reduced profits under fixed price contracts. Such occurrences have happened in the past and we cannot assure you that we will not experience problems in the future in our performance of such government contracts.

Our business could be materially adversely affected by changes in the legal and regulatory environment.

Our business, results of operations and financial condition could be materially adversely affected if laws, regulations or standards relating to our delivery of services or solutions are newly implemented or changed. In addition, our revenues would be harmed if we fail to adapt to changes in regulations applicable to the business of certain of our clients, such as changes in the healthcare industry as one example.

The Company’s Business May Become Subject to Extensive Regulation at the Federal and State Levels.

The operations of the Company are and will be affected by current and future legislation and by the policies established from time to time by various federal and state regulatory authorities. One area of current political focus is the regulatory and enforcement environment relating to immigration of key employees which impacts the Company to the extent it relies It is not possible to predict what changes, if any, will be made to existing federal and state legislation and regulations or the effect that such changes may have on the future business and earnings prospects of the Company.  Changes in such laws or their interpretation could adversely impact the ability of the Company to attract and hire qualified employees which would have a negative effect on the Company's overall ability to achieve its business strategy. In such an event, the Company may need to reformulate its hiring strategy or the Company may choose to change its business model.

RISKS OF THE COMPANY AT ITS PRESENT STAGE

The Company has a limited operating history.  We are a relatively new company with limited resources and sources of revenues.

We were incorporated in May 9, 1990 but the extent of our activities in this new business segment will characterize us as a newer company.  We have limited experience relating to the establishment of new business relationships including contracts with customers and, accordingly, there is only a limited basis upon which to evaluate our prospects for achieving our intended business objectives.  We have limited resources and have realized limited revenues to date.   In addition, we may not achieve any significant revenues until, at the earliest, we are able to obtain funding and expand to achieve economic scale.  The Company will be wholly dependent on the diligence and skill of its management, acting under the supervision of the Company's Board of Directors.  None of these individuals has substantial experience (as a matter of years), within the current business industry, in the negotiation of the business relationships and the delivery of services and solutions after they are made.   We cannot assure you that the Company will attain its business objectives.

We are subject to all of the business risks and uncertainties associated with any new business enterprise, including the risk that we will not achieve our investment objective and that the value of your investment with the Company could decline substantially or fall to zero.

We have limited assets.

As of the date of this Memorandum, the Company has minimal assets and net worth.  The limited financial resources may limit the Company’s ability to take advantage of business relationships and opportunities.  The success of the Company may initially depend upon raising the necessary funds to expand operations.

We may require additional capital which we may be unable to raise which may cause us to stop or cut back our operations.

Our future capital requirements depend on many factors, including sales, marketing programs and other busienss opportunities.

RISKS ASSOCIATED WITH MANAGEMENT OF COMPANIES

Your influence in matters requiring shareholder action will be subject to the probability that most shareholders will follow management’s direction.

While no officer or director holds owns a significant amount of the issued and outstanding shares of our voting securities, affiliation with a large owner of shares or a consortium of shareholders would result in voting control over all matters that may be submitted for approval by our shareholders.  Therefore, while the number of shares controlled by the officers and directors is less that a majority, their position of control is material and significant.

Pursuant to the Company’s Articles of Organization, the Company’s Board of Directors has the authority to issue shares of stock without any further vote or action by the stockholders. The issuance of stock under certain circumstances could have the effect of delaying or preventing a change in control of the Company.

Our present senior management team has limited experience managing a business engaged in the area of business in which we are focused.

The senior management team will evaluate, structure, negotiate terms and close contracts including acquisitions and monitor and manage contracts and subsidiaries and their abilities to perform these functions as members of management will have a significant impact on our future success.  The lack of experience of our senior management team in managing a company in this market sector under such constraints may hinder the ability of the Company to realize the maximum value of those new business relationships and, as a result, maximize our business objectives.  We will be wholly dependent for the selection, structuring, closing and monitoring of new business relationships on the diligence and skill of our management, acting under the supervision of the Company's Board of Directors.   None of these individuals has substantial experience (based on an assumption for purposes of this paragraph as experience resulting from practice for more than a few years) working with one another.  In addition, we may engage outside consultants and professionals known to management to assist in evaluating and monitoring portfolio companies and maintaining regulatory compliance.

While we believe that our management possesses certain fundamental business skills that will increase the likelihood, on the part of the Company, to succeed, our management team does not have “years of experience” working together in the operation and management of a company in this market segment and might be considered as inexperienced when it comes to the both the day to day operations and the pursuit and negotiation of strategic business relationships.  The Company intends to rely on the general skills and business acumen of its management team as well as engaging other professionals and consultants from time to time to increase its likelihood of success but there can be no assurance of such success.

There are significant potential conflicts of interest, which could impact our investment returns

Our executive officer(s) and director(s) serve or may serve as officers and directors of entities who operate in the same or related lines of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Company or our stockholders.  However, our executive officer(s) and director(s) do have fiduciary obligations to act in the best interests of the Company and must, in such a circumstance or conflict, endeavor to treat the Company in a fair and equitable manner over time so as not to discriminate one company against another, where equal fiduciary obligations are owed.  In addition, they may not be available to us if there are time conflicts involving other entities.

We May Change Our Business Model Without Further Shareholder Approval.

Management is not limited to a strict set of rules regarding the new business strategy.  We may make changes in the business strategy without shareholder approval and such changes may deviate significantly from our historic operations.  Any change in our business strategy could adversely affect our stock price, liquidity, and the ability of our shareholders to sell their stock.

RISKS ASSOCIATED WITH INVESTING IN OR OWNING SHARES OF NEWER OR SMALLER PUBLIC COMPANIES

Investing in Our Shares May Involve a High Degree of Risk.

The new business strategy we are pursuing may result in a higher amount of risk than alternative investment options and volatility or loss of value.  The Company is pursuing a growth strategy which may be considered speculative and aggressive, and therefore, an investment in our shares may not be suitable for someone with low risk tolerance.

The Market Price of Our Common Stock May Fluctuate Significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors, may adversely affect our ability to raise capital through future equity financings.  These factors include:

•	significant volatility in the market price and trading volume of securities of companies in the IT Process industry, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to employment and immigration;

•	our common stock is unlikely to be followed by any market analysts, and there may be few institutions acting as market makers for the common stock which can adversely affect its price;

•	changes in earnings or variations in operating results;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of one or more of the Company’s key personnel;

•	operating performance of companies comparable to us;

•	potential legal and regulatory matters;

•	changes in prevailing interest rates;

•	general economic trends and other external factors; and

•	loss of a major funding source.

Our common stock has a limited trading market and liquidity, and we cannot assure you that a significant liquid trading market will develop.

Traditionally, there has been a limited established trading market for our common stock. We cannot predict the extent to which future investor interest in the Company will lead to the development of an active, liquid trading market.   Active trading markets generally result in lower price volatility and more efficient execution of buy and sell orders for investors.  In addition, our common stock is unlikely to be followed by any market analysts, and there may be few institutions acting as market makers for the common stock.  Either of these factors could adversely affect the liquidity and trading price of our common stock.  Also, the stock market in general has experienced extreme price and volume volatility that has especially affected the market prices of securities of many companies.   At times, this volatility has been unrelated to the operating performance of particular companies.  These broad market and industry fluctuations may adversely affect the trading price of the common stock, regardless of our actual operating performance.

Our  common  stock is  subject  to the  "Penny  Stock"  rules of the SEC and the trading market in our  securities is limited,  which makes  transactions  in our stock cumbersome and may reduce the value of an investment in our stock.

The Securities and Exchange Commission has adopted Rule 15g-9 which establishes the definition of a "penny stock," for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or option to acquire any equity security with an exercise price of less than $5.00 per share, subject to certain exceptions.  For any transaction involving a penny stock, unless exempt, the rules require:

•	that a broker or dealer approve a person's account for transactions in penny stocks; and

•	the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

In order to approve a person's account for transactions in penny stocks, the broker or dealer must:

•	obtain financial information and investment experience objectives of the person; and

•
make a  reasonable  determination  that  the  transactions  in penny stocks are  suitable  for that person and the person has  sufficient knowledge  and  experience  in  financial  matters  to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the Commission relating to the penny stock market, which, in highlight form:

•	sets forth the basis on which the broker or dealer made the suitability determination; and

•	that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Generally, brokers may be less willing to execute transactions in securities subject to the "penny stock" rules.  This may make it more difficult for investors to dispose of our common stock and cause a decline in the market value of our stock.

Disclosure also has to be made about the risks of  investing in penny stocks  in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current  quotations for the securities and the rights and remedies available to an  investor  in cases of fraud in penny stock  transactions.  Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

We have had and may have to issue securities, sometimes at prices substantially below market price, for acquisitions or for services or in order to pay off our debts which may further depress our stock price and dilute the holdings of our shareholders.

Since the Company has limited cash resources to fund acquisitions or engage consultants or others or to pay off debts, our ability to acquire business opportunities or retain consultants may be dependent on our ability to issue stock.  The issuance of large amounts of our common stock, sometimes at prices well below market price, for acquisitions or services rendered or to be rendered and the subsequent sale of these shares may further depress the price of our common stock and dilute the holdings of our shareholders.  In addition, because of the possible dilution to existing shareholders, the issuance of substantial additional shares may cause a change-in-control.

Our share price is volatile and may decline.

Numerous factors, some of which are beyond our control, may cause the market price of our shares to fluctuate significantly. These factors include, among other things, announcements of technological innovations, development of or disputes concerning our intellectual property rights, customer orders or new products by us or our competitors, currency exchange rate fluctuations, earnings releases by us or our competitors, market conditions in the industry and the general state of the securities markets, with particular emphasis on the technology sectors of the securities markets.

Our operating results in one or more future periods may fluctuate significantly and may cause our share price to be volatile.

The sales cycle for our products and services is variable, typically ranging between a few weeks to several months, and in some extreme cases it may take even longer, from initial contact with the potential client to the signing of a contract. Frequently, sales orders accumulate towards the latter part of a given quarter. Looking forward, given the lead time required by contract manufacturers, if a large portion of sales orders are received late in the quarter, we may not be able to deliver products within the quarter and thus such sales will be deferred to a future quarter. There can be no assurance that such deferrals will result in sales in the near term, or at all. Thus, delays in executing client orders may affect our revenue and cause our operating results to vary widely. Additionally, as a high percentage of our expenses, particularly employee compensation, is relatively fixed, a variation in the level of sales, especially at or near the end of any quarter, may have a material adverse impact on our quarterly operating results.

 In addition, our quarterly operating results may be subject to significant fluctuations due to other factors, including the timing and size of orders, competitive pressures and general economic conditions.  Because a significant portion of our overhead consists of fixed costs, our quarterly results may be adversely impacted if sales fall below management’s expectations. In addition, the period of time from order to delivery is short, and therefore our backlog for such products is expected to be, small and substantially unrelated to the level of sales in subsequent periods. As a result, our results of operations for any quarter may not necessarily be indicative of results for any future period. Due to all of the foregoing factors, in some future quarters our sales or operating results may be below our forecasts and the expectations of public market analysts or investors. In such event, the market price of our shares may be materially adversely affected.

We have limited operating history upon which to base investment decisions.

We have a limited operating history available to evaluate the likelihood of the success of our business. Our prospects should be considered in light of the risks, expenses and uncertainties that may be encountered by development stage companies. Among other things, we must build our customer base, respond to competitive developments, attract, retain and motivate qualified employees and establish and maintain our technologies, products, and services on an ongoing basis. There can be no assurance that we will be successful in addressing such risks and implementing our business strategy.

As a result of our lack of operating history, and the other risks described in this Memorandum, we are unable to accurately forecast our revenues. Our future expense levels are based predominately on our operating plans and estimates of future revenues, and to a large extent are fixed. We may be unable to adjust spending in a timely manner to compensate for revenues that do not materialize. Accordingly, any significant shortfall in revenues or lack of revenue would likely have an immediate material adverse effect on our business, operating results and financial condition.

Our ability to generate revenues will depend upon many factors.  We will be required to build our business by implementing operational systems, hiring additional employees, developing and implementing a marketing and sales strategy and implementing our technology applications.  Our expenses will initially exceed our revenues and no assurances can be made that we will become profitable or provide positive cash flows.

Note regarding Forward-Looking Statements. This Current Report contains “forward-looking statements” within the meaning of the federal securities laws.  These forward-looking statements include, among others, statements relating to our business strategy, which is based upon our interpretation and analysis of trends in the consulting and IT service industry, especially those related to the specific market segments being pursued and upon management’s ability to successfully develop and implement a business strategy for the commercialization and marketing of such services.  This strategy assumes that the Company’s principal business will prove useful to client companies, from their strategic and economic perspectives, for assisting in the implementation of IT services within or on behalf of those client companies.  This strategy also assumes that we will be able to raise the capital necessary to finance the further development and implementation of this strategy.  Many known and unknown risks, uncertainties and other factors, including, but not limited to, market changes and competition, new techniques of implementing IT services, changes in general economic conditions, reform initiatives, legal claims, regulatory changes and risk factors detailed from time to time in our Securities and Exchange Commission filings may cause these assumptions to prove incorrect and may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOLON CORPORATION

May 27, 2010	By:	/s/ Dhru Desai
Dhru Desai
Chief Executive Officer, President, and Director